UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

ANDOVER NATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55882	83-2216345
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

333 Avenue of the Americas, Suite 2000
Miami, FL	33131-2185
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 871-3333

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On October 5, 2021, the board of directors (the “Board”) of Andover National Corporation (the “Company”) granted performance restricted stock units (“PSUs”) to the following directors, officers and advisors of the Company in exchange for the cancellation of previously issued and unvested restricted stock units (“RSUs”). The PSUs add a performance vesting condition that will only be satisfied upon the occurrence of a “Liquidity Event” (as defined in the PSU Agreement to include the listing of a class of the Company’s equity securities on a national securities exchange or the occurrence of a Change of Control (as defined in the Andover National Corporation 2019 Equity Incentive Plan (the “Plan”))):

Name	Position	Cancelled RSUs	New PSUs
Peter A. Cohen	Chief Executive Officer and Executive Chairman of the Board of Directors	41,667	52,085
Jeffrey C. Piermont	President, Chief Operating Officer, Secretary and Director	39,583	49,481
Milun Patel	Chief Financial Officer	47,538	59,424
Rehana S. Farrell	Director	4,375	5,470
Jules B. Kroll	Director	4,375	5,470
William Greenblatt	Director	7,500	9,375
Joshua Pechter	Director	7,500	9,375
George Blumenthal	Senior Advisor	12,500	15,626

The PSUs were granted under the Plan. Each PSU represents a contingent right to receive one share of the Company’s Class A common stock. In addition to the performance vesting condition described above, the grants are also subject to time-based vesting conditions set forth in the individual PSU agreements.

The foregoing description of the PSUs does not purport to be complete and is qualified in its entirety by reference to the form of PSU Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Performance Restricted Stock Unit Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDOVER NATIONAL CORPORATION

Date: October 5, 2021	By:	/s/ Jeffrey C. Piermont
	Name:	Jeffrey C. Piermont
	Title:	President and Chief Operating Officer